UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2011

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)          (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2011, Select Comfort Corporation issued a press release announcing results for the fiscal third quarter ended October 1, 2011.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01.  REGULATION FD DISCLOSURE

On October 19, 2011, Select Comfort Corporation prepared an investor presentation to be referenced with respect to its third quarter earnings announcement.  The presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The presentation will be posted in the Investor Relations section of www.sleepnumber.com.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

Exhibit 99.1	Press Release, dated October 19, 2011

Exhibit 99.2	Investor Presentation, dated October 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: October 19, 2011	By:	/s/ Mark A. Kimball
Mark A. Kimball
	Title:	Senior Vice President

INDEX TO EXHIBITS

The exhibits listed in this index are being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 19, 2011
99.2	Investor Presentation, dated October 19, 2011